UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 3, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 3, 2019, Body and Mind Inc. (the “Company”) issued a news release announcing that it has entered into a definitive asset purchase agreement (the “Purchase Agreement”) to acquire a 100% ownership interest in ShowGrow’s Long Beach, California dispensary, a settlement agreement (“NMG SD Settlement”) to acquire a 60% ownership interest in ShowGrow’s San Diego, California dispensary (the “Acquisition”), and a lease assignment (the “Lease Assignment”) on the San Diego operation. The Purchase Agreement, Settlement, and Lease Assignment supersede the binding interim purchase agreement disclosed in the Company’s news release dated November 28, 2018. The Purchase Agreement was entered into between the Company’s wholly owned subsidiary, NMG Long Beach, LLC (“NMG LB”), Green Light District Holdings, Inc. (“GLDH”) and Airport Collective, Inc. The NMG SD Settlement was entered into between Body and Mind (“BaM”), including its’ subsidiaries, and Green Light District Holdings (“GLDH”), including its’ subsidiaries. The Lease Assignment was entered into between the Company’s 60%-owned subsidiary, NMG San Diego, LLC (“NMG SD”), Green Road, LLC, SGSD LLC, and SJJR LLC.

The Acquisition provides the Company with a beachhead to establish retail operations in California, which will assist the Company in rolling out its brands beyond Nevada, Ohio and Arkansas. The Acquisition will enable the Company to access a seasoned retail management team that can also assist in adding value to the Nevada, Ohio and Arkansas platforms. The Acquisition provides exposure to high-growth, near-term revenue producing assets with solid earnings potential and access to deep domain knowledge of the California cannabis industry.

Transaction Highlights:

The Acquisition is subject to certain closing conditions including receipt of applicable licences and was executed under the following terms:

1)	The Acquisition Purchase Agreement purchase price is USD$6,700,000 (the “Purchase Price). The consideration under the Purchase Agreement includes the following on closing:

i.	The USD$5,200,000 convertible note issued by GLDH to the Company on November 28, 2018 is to be applied towards the Purchase Price;

ii.	USD$1,500,000 to be paid in common shares of the Company (“Common Shares”) at a price of CAD$0.7439 per Common Share to a maximum of 2,681,006 Common Shares (the “Share Payment”) upon NMG LB receiving the transfer of all licenses, permits and BCC authorizations for NMG LB to conduct medical and adult-use commercial cannabis retail operations. The Share Payment is subject to reduction in the event there are undisclosed liabilities by GLDH and Airport Collective.

2)	The NMG SD Settlement includes a total valuation of USD$2,000,000. The consideration under the NMG SD Settlement includes the following on closing;

i.	USD$500,000 to be paid in Common Shares to Show Grow San Diego, LLC (“SGSD”) at a share price equal to the maximum allowable discount pursuant to Canadian Securities Exchange policies, upon execution of the settlement agreement.

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ii.	USD$750,000 to be paid in Common Shares to David Barakett at a price of CAD$0.7439 per Common Share to a maximum of 1,340,502 Common Shares (the “DB Share Payment”) upon NMG San Diego, LLC (“NMG SD”) receiving all licenses, permits and authorizations for NMG SD to conduct medical commercial cannabis retail operations. The DB Share Payment is subject to reduction whereby the reduction is tied to David Barakett agreeing to pay the Company 40% of the NMG SD start-up costs; and

iii.	USD$750,000 to be paid in Common Shares to David Barakett at a price of CAD$0.7439 per Common Share to a maximum of 1,340,502 Common Shares (the “DB Additional Shares Payment”) upon NMG Sand Diego, LLC (“NMG SD”) receiving all licenses, permits and authorizations for NMG SD to conduct adult-use commercial cannabis retail operations. The DB Additional Shares Payment is subject reduction whereby the reduction is tied to David Barakett agreeing to pay the Company 40% of the NMG SD start-up costs.

3)	The Lease Assignment of a long-term lease agreement at the San Diego location. The Company is required to issue cash and share payments totaling USD$2,283,765.26 to the landlord as follows;

i.	USD$750,000, payable in Common Shares at a share price equal to the maximum allowable discount pursuant to Canadian Securities Exchange policies, upon execution of the assignment agreement;

ii.	USD$783,765.26, payable in cash, within 5 business days following execution of the assignment agreement;

iii.	USD$750,000, payable in cash, including interest at 5% per annum, upon receipt of the San Diego Conditional Use Permit allowing adult-use commercial cannabis retail operations.

4)	The Company providing a loan to GLDH in the amount of USD$200,000 at an interest rate of 12% per annum, accrued and compounded quarterly and due within 3 years, collateralized by the Common Shares to be earned by satisfying items 1 and 2 above.

5)	The Company, through NMG LB, enters into a consulting agreement with David Barakett to provide certain consulting and advisory services to NMG LB, agrees to pay Mr. Barakett a total of USD$200,000.

6)	The Company has agreed to forgive approximately USD$800,000 for prior operating loans advanced to GLDH; and;

7)	In connection with the Agreement, the Company and its affiliates and subsidiaries licenses certain intellectual property from Green Light District Management, LLC, a Delaware limited liability company, and GLDH (GLDM and GLDH collectively referred to in this paragraph as “Licensor”). Licensor is granting the Company a perpetual license to utilize its operational intellectual property consisting of customer data, sales data, customer outreach strategies standard operating procedures, and other proprietary operational intellectual property. Licensor is granting the Company a license for 2 years to utilize intellectual property such as trademarks and branding (the “Branding IP”). As consideration for the licenses, the Company has agreed to utilize the Branding IP until June 19, 2021 at the Premises and at the San Diego retail location for a period of 2 years from operations commencing at that location. Additionally, the Company has agreed to pay Licensor 3% of gross receipts from sales at the Premises.

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A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description
99.1	News Release dated July 3, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: July 3, 2019	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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